Note 26 - Retained earnings, revaluation reserves and other reserves - Retained earnings, revaluation reserves and other reserves. Breakdown by concepts (Details) - EUR (€)	Jun. 30, 2020	Dec. 31, 2019
Retained earnings, revaluation reserves and other reserves.
Accumulated Profit Reserves	€ 30,589,000,000	€ 29,388,000,000
Other Reserves Voluntary	(160,000,000)	(119,000,000)
Total Retained Earnings Revaluation Reserves And Other Reserves	€ 30,429,000,000	€ 29,268,000,000